SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at September 30, 2021 (Unaudited)

Shares	Common Stocks: 97.1%	Value ($)

	Auto/Trucks Parts & Equipment: 6.3%
6,292	Gentherm Inc. *	$509,212
5,772	Hella GmbH & Co KGaA	404,189
		913,401
	Commerical Services: 3.4%
4,329	Quanta Services Inc.	492,727

	Rubber-Tires: 1.8%
2,327	Continental AG	255,560

	Smart Transportation: 30.1%
2,743	Aptiv PLC	408,625
4,407	Daimler AG	391,728
6,500	Denso Corp.	429,011
143,000	Geely Automobile Holdings Ltd.	410,555
9,672	Johnson Matthey PLC	349,963
5,434	KiaCorp	372,515
7,020	Sensata Technologies Holding *	384,134
975	Tesla Inc. *	756,093
104,000	Tianneng Power International	116,495
19,500	Toyota Motor Corp.	350,452
465	Vitesco Technologies Group AG	27,476
15,834	Volvo AB Class B	356,559
		4,353,606

	Technology: 3.0%
3,913	Taiwan Semiconductor Manufacturing Co Ltd. - ADR	436,886

	Technology & Transportation: 52.5%
182	Alphabet Inc. Class C *	485,086
5,434	Amphenol Corp. Class A	397,932
2,535	Analog Devices Inc.	424,562
3,315	Autohome Inc. - ADR *	155,573
15,860	Dana Inc.	352,726
2,990	Eaton Corp. PLC	446,437
28,262	Hanon Systems	373,410
29,575	Hexagon AB Class B	459,458
11,375	Infineon Technologies AG - ADR	468,187
5,863	Intel Corp.	312,381
2,275	Lear Corp.	355,992
637	LG Chem Ltd.	417,321
2,912	NVIDIA Corp.	603,250
2,145	NXP Semiconductors NV	420,141
11,687	ON Semiconductor Corp. *	534,914
4,940	Power Integrations Inc.	489,011
832	Samsung SDI Co., Ltd.	504,332
2,431	Skyworks Solutions Inc.	400,580
		7,601,293

	Total Common Stocks (Cost $11,863,457)	14,053,473

Shares		Value ($)

	Preferred Stocks
	Smart Transportation: 2.3%
1,508	Volkswagen AG	$338,322
	Total Preferred Stocks (Cost $281,526)	338,322

	Total Investments (Cost $12,144,983): 99.4%	14,391,795
	Other Assets in Excess of Liabilities - 0.6%	90,722
	Total Net Assets - 100.0%	$14,482,517

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company